Exhibit 23(a)


                              KPMG Peat Marwick LLP

                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
GST Telecommunications, Inc.

We consent to the use of our report, dated November 22, 1996, incorporated herein by reference in the Registration Statement on Form S-3, dated April 2, 1997, of GST Telecommunications, Inc. and to the references to our firm under the "Experts" heading in the prospectus.

                                           KPMG Peat Marwick LLP

Portland, Oregon
April 2, 1997